Borgata Transaction - Schedule of Unaudited Proforma Consolidated Financial Information (Detail) - Borgata [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Business Acquisition [Line Items]
Net revenues	$ 9,963,322	$ 9,983,240
Net income (loss) attributable to MGM Resorts International	$ 818,247	$ (415,466)
Basis net income (loss) per share	$ 1.44	$ (0.77)
Diluted net income (loss) per share	$ 1.43	$ (0.77)